________________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 26, 2008


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                      001-15081                  94-1234979
________________________       ________________________      ___________________
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 26, 2008, our Executive Compensation & Benefits Committee approved revisions to The Bank of Tokyo-Mitsubishi UFJ's expatriate officer compensation program which will affect the compensation of our expatriate officers, including Mr. Masaaki Tanaka, our President and Chief Executive Officer.

In 2007, The Bank of Tokyo-Mitsubishi UFJ discontinued its retirement program under which its executive officers received discretionary benefits at retirement. Starting in July 2007, its executive officers serving in the U.S. will receive instead, an increase in monthly salary and an annual discretionary cash payment in the following July of each year. Commencing in July 2008, Mr. Tanaka may receive an annual cash payment under this program. For 2008, this payment would be made in July 2008 in respect of service from July 2007 to June 2008. The amount, if any, of this annual cash payment will be at the discretion of the President of The Bank of Tokyo-Mitsubishi UFJ. These payments would be made in Japanese Yen with reimbursements for U.S. income tax purposes. Subject to the approval of the Executive Compensation & Benefits Committee, we will reimburse The Bank of Tokyo-Mitsubishi UFJ for these payments, including the tax reimbursement, pursuant to our Service Agreement with The Bank of Tokyo-Mitsubishi UFJ.

















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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   February 26, 2008



                             UNIONBANCAL CORPORATION


                             By: /s/ JOHN H. MCGUCKIN, JR.
                             __________________________________________________
                             John H. McGuckin, Jr.
                             SENIOR EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL & SECRETARY
                             (DULY AUTHORIZED OFFICER)





















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